Exhibit 10.11

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT (this “Amendment”) dated as of March 15, 2018, is made in respect of that certain Credit Agreement, dated as of March 23, 2016 (as amended, amended and restated, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”) among ALLIANCE APPAREL GROUP, INC. a Delaware corporation, EMINENT, INC., a Delaware corporation and ADVANCE DEVELOPMENT, INC., a Delaware corporation (each a “Borrower” and together, the “Borrowers”), TWIST HOLDINGS, LLC, a Delaware limited liability company (“Twist Holdings”), ADVANCE HOLDINGS, LLC, a Delaware limited liability company (“Advance Holdings” and, collectively or individually, together with Twist Holdings, the (“Parents” and each a “Parent”), and the Subsidiaries of Parents party thereto from time to time as Guarantors, the Lenders, and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, including any successor thereto, the “Administrative Agent”) for itself and the other Lenders and BANK OF AMERICA, N.A., as Lead Arranger and Bookrunner.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, certain Loan Parties are entering into a transaction pursuant to which, among other things, (i) the Capital Stock of Twist Holdings will be contributed to Advance Holdings and (ii) a portion of the Capital Stock of Forward by Elyse Walker, LLC may be contributed by Advance Holdings to Advance Development, Inc. (together, the “Transaction”); and

WHEREAS, in anticipation of the Transaction, the Loan Parties have requested that the Administrative Agent amend Section 6.02 and Section 6.07(b) of the Credit Agreement and update certain Schedules to the Credit Agreement and the Security Agreement.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Loan Parties and the Administrative Agent hereby agree as follows:

§1.Amendments to Credit Agreement.

(a)Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (o) thereof, (ii) deleting the “.” at the end of clause (p) thereof and replacing it with “; and”, and (ii) adding the following new clause (q) at the end thereof:  “Investments consisting of the contribution by Advance Holdings of its ownership interest in the Capital Stock of Forward by Elyse Walker, LLC to Advance Development, Inc.”

(b)Section 6.07(b) of the Credit Agreement is hereby amended by (i) replacing the text of clause (i) of the first sentence thereof with the following new text: “its ownership of the Capital Stock of the Borrowers and, in the case of Advance Holdings, the ownership of the Capital Stock of Twist Holdings”, and (ii) replacing the text of clause (i) of the last sentence thereof with the following new text:  “own any material assets other than the Capital Stock of the Borrowers and, in the case of Advance Holdings, the Capital Stock of Twist Holdings”.

§2.Replacement of Certain Schedules.  Schedule 3.12 to the Credit Agreement (Subsidiaries) and Schedule IV to the Security Agreement (Pledged Interests) are hereby replaced by, respectively, Schedule 3.12 and Schedule IV attached hereto.

§3.Miscellaneous.

(a)Loan Documents.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the documents related to the Credit Agreement shall remain the same.  Except as specifically set forth in this Amendment, the Credit Agreement and the documents related to the Credit Agreement, are and shall continue in full force and effect and are hereby in all respects ratified, and this Amendment and the Credit Agreement and the documents related to the Credit Agreement shall be read and construed as one instrument, and the failure to comply with the provisions of this Amendment shall constitute a default and an Event of Default under the Credit Agreement.

(b)Governing Law.  This Amendment shall be governed by, and shall be construed in accordance with, the laws of the State of New York without regard to any choice of law, rules or principles to the contrary.

(c)Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TWIST HOLDINGS, LLC,
as a Parent and a Guarantor

By:	/s/ Mike Karanikolas
Name: Mike Karanikolas
Title: CEO

ADVANCE HOLDINGS, LLC,
as a Parent and a Guarantor

By:	/s/ Mike Karanikolas
Name: Mike Karanikolas
Title: CEO

ALLIANCE APPAREL GROUP, INC.,
as a Borrower

By:	/s/ Mike Karanikolas
Name: Mike Karanikolas
Title: CEO

EMINENT, INC.,
as a Borrower

By:	/s/ Mike Karanikolas
Name: Mike Karanikolas
Title: CEO

ADVANCE DEVELOPMENT, INC.,
as a Borrower

By:	/s/ Mike Karanikolas
Name: Mike Karanikolas
Title: CEO

FORWARD BY ELYSE WALKER, LLC,
as a Guarantor

By:	/s/ Mike Karanikolas
Name: Mike Karanikolas
Title: CEO

[Revolve – Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative
Agent

By:	Roger Malouf
Name: Roger Malouf
Title: Director

BANK OF AMERICA, N.A., as a Lender and as
Issuing Bank

By:	Roger Malouf
Name: Roger Malouf
Title: Director

SCHEDULE IV TO SECURITY AGREEMENT

PLEDGED INTERESTS

Grantor	Issuer	Class and Par Value	Certificate No.	Number of Shares Pledged	Percent of Issuer's Equity
Advance Holdings, LLC	Advance Development, Inc.	Common Stock, $0.01 Par	1	3,000	100
Advance Development, Inc.	Forward by Elyse Walker, LLC	N/A	N/A	N/A	85
Advance Holdings, LLC	Forward by Elyse Walker, LLC	N/A	N/A	N/A	15
Advance Holdings ,LLC	Twist Holdings, LLC	N/A	N/A	N/A	100
Twist Holdings, LLC	Eminent, Inc.	Common Stock, $0.01 Par	1	3,000	100
Twist Holdings, LLC	Alliance Apparel Group, Inc.	Common Stock, $0.01 Par	1	3,000	100
Eminent, Inc.	RVLV UK Limited	OrdinaryShares, GBPI.00	1	150,000	100
Forward by Elyse Walker, LLC	FWRD UK Limited	OrdinaryShares, GBP1.00	1	50,000	100

Schedule 3.12

Subsidiaries: Equity Interests

Company holding Equity Interest	Jurisdiction of Organization	Issuer of Equity Interest	# Shares Owned	Certificate No.	Vii Ownership Interest
Advance Holdings, LLC	Delaware	Twist Holdings, LLC	N/A	N/A	100
Advance Holdings, LLC	Delaware	Advance Development , Inc.	3,000	1	100
Advance Development, Inc.	Delaware	Fonvard by Elyse Walker, LLC	N/A	N/A	85
Advance Holdings, LLC	Delaware	Forward by Elyse Walker, LLC	N/A	N/A	15
Twist Holdings, LLC	Delaware	Eminent, Inc.	3,000	1	100
Twist Holdings, LLC	Delaware	Alliance Apparel Group, Inc.	3,000	1	100
Eminent, Inc.	Delaware	RVLV UK Limited	150,000	1	100
Forward by Elyse Walker, LLC	Delaware	FWRD UK Limited	50,000	1	100